UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
May 10, 2018
(Date of earliest event reported)
_______________________________________

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Callon Petroleum Company (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on May 10, 2018. At the Annual Meeting, shareholders:

(a)	Elected three Class III directors to serve on the Board of Directors, each for three years (Proposal #1);

(b)	Approved, on an advisory (non-binding) basis, the compensation of our named executive officers (Proposal #2);

(c)	Approved the Company’s 2018 Omnibus Incentive Plan (Proposal #3); and

(d)	Ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 (Proposal #4).

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2018.

Proposal 1 – Election of Class III Directors.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Barbara J. Faulkenberry	176,601,664	1,143,786	9,776,734
L. Richard Flury	174,590,756	3,154,694	9,776,734
Joseph C. Gatto, Jr.	176,738,658	1,006,792	9,776,734

Proposal 2 – Approval, in an advisory (non-binding) vote, of the Company’s Compensation for Named Executive Officers.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
170,751,209	6,952,470	141,771	9,776,734

Proposal 3 – Approval of the 2018 Omnibus Incentive Plan.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
167,935,646	9,700,225	109,578	9,776,735

Proposal 4 – Ratification of Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2018.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
187,389,232	39,690	93,262	—

Item 8.01 Other Events.

On May 14, 2018, the Company issued a press release announcing the election of directors voting results from the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 14, 2018	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and Chief Financial Officer